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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 14, 2006

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                     000-32741                  84-1394211
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(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


13-01 Pollitt Drive, Fair Lawn, NJ                            07410
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(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ]     Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

        [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

        Effective February 14, 2006, Michael McGuinness, resigned from the position of Chief Financial Officer and Treasurer of Vyteris Holdings (Nevada), Inc. (the "Corporation"). The Corporation has requested and Mr. McGuinness has expressed a willingness to remain with the Corporation for a transition period in an alternative financial capacity.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            VYTERIS HOLDINGS  (NEVADA), INC.


                            By: /s/ Timothy McIntyre
                                --------------------------------------------
                                Name: Timothy McIntyre
                                Title: President and Chief Executive Officer



Dated: February 17, 2006